Investor Presentation First Quarter Fiscal 2022 Exhibit 99.1

Keith Suchodolski Executive Vice President and Chief Financial Officer Craig L. Montanaro Director, President and Chief Executive Officer Presenters

This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, the effects of COVID-19 on our business, financial condition or results of operations, the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, technological changes, competition among financial services providers and, the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. Forward Looking Statements & Non-GAAP Financial Measures

NASDAQ: KRNY Market Cap: $1.0 billion1 Founded in 1884 Top 10 New Jersey-based financial institution by assets 48 full-service branches2 in 12 counties throughout northern and central New Jersey and New York City Active acquirer, having completed 7 whole-bank acquisitions since 1999 1 As of November 2, 2021 2 As of September 30, 2021 Source: S&P Global Market Intelligence & Company Filings Corporate Headquarters Fairfield, NJ 07004 Existing Branch Locations PENNSYLVANIA NEW YORK CUMBERLAND CAPE MAY ATLANTIC BURLINGTON GLOUCESTER SALEM CAMDEN MERCER HUNTERDON SOMERSET WARREN SUSSEX PASSAIC MORRIS ESSEX UNION MONMOUTH OCEAN RICHMOND KINGS HUDSON BERGEN MIDDLESEX NEW JERSEY Company Overview

First Quarter Highlights Net Income of $19.7 million, or $0.26 per share Net interest margin expanded 7 bps to 2.99% ROAA of 1.09%; ROATCE of 9.67% Non-interest bearing deposits grew $37.6 million, or 6.3% Gain on sale of residential loans totaled $1.0 million For the Quarter Ended September 30, 2021 As of September 30, 2021 $7.2 billion in total assets $4.8 billion in total loans $5.4 billion in total deposits $1.0 billion in total equity

Capital Strength Tier 1 Leverage Ratio2 Total Risk-Based Capital Ratio2 Peer group includes BRKL, BMTC, CLBK, CNOB, DCOM, FLIC, FFIC, LBAI, EBSB, NFBK, PGC, STBA, TMP, TRST Peer group Tier 1 Leverage and Total Risk-Based Capital Ratios based on September 30, 2021 results. Source: S&P Global Market Intelligence & Company Filings Robust capital levels support growth and capital management activities Sizable public float and strong liquidity Index membership (ABA, Nasdaq, Russell)

Capital Management Cumulative Capital Returned to Stockholders1 Since FY 2016, $790 million of capital returned to stockholders via dividends and share repurchases. Repurchased 3.2 million shares during the quarter at an average price of $12.35 per share. 7.4 million shares are available for repurchase pursuant to the current 10% repurchase plan. Source: Company Filings 1 Since conclusion of second step conversion in May 2015. ($ thousands)

Earnings Performance Net Income & Return on Assets1 Earnings per Share1 1) Although management believes core net income, EPS and ROAA, which are non-GAAP measures, are useful to investors by providing a greater level of understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures that may be presented by other companies. Core net income, EPS and ROAA exclude non recurring income and expenses, including various merger related items. Refer to reconciliation of GAAP to non-GAAP at the end of this presentation. Source: S&P Global Market Intelligence & Company Filings Sustained growth trajectory in core net income, earnings per share and return on assets ($ thousands)

1 As of and for the quarter ended September 30, 2021. Source: S&P Global Market Intelligence & Company Filings Deposits Deposit Composition1 Deposit Growth Consolidated 15 branches over a two year period, inclusive of three consolidations scheduled for Q2 FY 2022, while shifting the deposit base to lower cost core deposit relationships. ($ millions)

Mortgage Banking 1-4 Family Avg. LTV = 59.0% Home Equity Avg. LTV = 41.0% Residential 1-4 Family Loans Sold Source: Company Filings ($ thousands)

Portfolio Lending Loan Composition1 Geographic Distribution2 1 As of and for the quarter ended September 30, 2021 2 As of September 30, 2021 Source: S&P Global Market Intelligence & Company Filings Loan-to-Value by Real Estate Secured Segment2 Strategy designed to grow and diversify the loan portfolio; focused on C&I and construction credits with seasoned principals and superior credit metrics Loan Composition1 WTD Yield on Loans 3.99% 30.8% 0.9% 41.1% 21.3% 2.3% 0.1% 3.5% Loan-to-Value by Real Estate Secured Segment2 Loan Type Balance ($ thousands) Loan to Value (LTV) 1-4 Family $1,483 60% Multifamily $1,979 64% CRE $1,023 53% Construction $112 61% Home Equity $45 46% Total $4,642 60% Geographic Distribution2 New York 37.2% New Jersey 55.7% Pennsylvania 4.3% Other 2.8% 1-4 Family Home Equity Multifamily CRE C&D Consumer Commercial

Asset Quality Net Charge-Offs / Average Loans Non-Performing Assets / Total Assets 1 As of September 30, 2021; amounts shown in millions 2 The Company adopted CECL methodology effective FY 2021 Q1 Source: S&P Global Market Intelligence & Company Filings Non-Performing Loans1 Allowance for Credit Losses on Loans (ACL)2 At September 30, 2021, COVID related deferments totaled $5.6 million or 0.12% of total loans. ($ thousands)

M&A History and Strategy Experienced acquirer and integrator, having successfully completed 7 whole-bank acquisitions over the past 22 years Opportunistic acquisition strategy with an emphasis on: Low premium deals Similar or complementary business models Expansion in existing or contiguous markets Cultural compatibility Focus on limiting tangible book value dilution and earn-back periods while generating strong EPS accretion and operating leverage

Technology Roadmap Omni-channel sales and service model Traditional in-branch products available online and via mobile channels Adoption of Glia, a next-generation digital client service solution Acquisition of best-in-breed digital and mobile banking front-end solutions Streamline the client experience, improve operating efficiency and expand our knowledge of how to best serve our clients Automation of residential mortgage application process, workflow and pricing model Leverage data analytics, machine learning and artificial intelligence to aid in client retention and further grow wallet share Bank-wide cloud migration to accommodate scalable and rapidly upgradable technology systems Partnerships with FinTech firms, such as ZSuite Technologies, who provide innovative products and services which provide unique value to our clients

Non-GAAP Reconciliation Appendix A: Reconciliation of GAAP to Non_GAAP (Dollars in Thousands, Except Per Share Data) For the quarter ended September 30, 2021 Adjusted net income: Net income (GAAP) $19,715 Branch consolidation expenses and impairment charges 1,209 Net effect of sales and calls of securities (1) Adjusted net income $20,923 Adjusted earnings per share: Weighted average common shares – basic 74,537 Weighted average common shares – diluted 74,556 Earning per share – basic (non-GAAP) $0.26 Earnings per share – diluted (GAAP) $0.26 Adjusted earnings per share – basic (non-GAAP) $0.28 Adjusted earnings per share – diluted (non-GAAP) $0.28 Adjusted return on average assets: Total average assets $ 7,247,228 Return on average assets (GAAP) 1.09% Adjusted return on average assets (non-GAAP) 1.15% Adjusted return on average equity: Total average equity $1,030,008 Return on average equity (GAAP) 7.66% Adjusted return on average equity (non-GAAP) 8.13%